Exhibit 10.9

SECOND AMENDMENT TO MASTER LEASE

AND GUARANTY OF MASTER LEASE

This SECOND AMENDMENT TO MASTER LEASE AND GUARANTY OF MASTER LEASE (the “Amendment”) is dated as of March 13, 2017 by and among VTR Hillcrest MC Tulsa, LLC, VTR Hillcrest HS Tulsa, LLC, VTR Bailey MC, LLC, VTR Heart Hospital, LLC, VTR Lovelace WH, LLC, VTR Lovelace Westside, LLC, VTR Lovelace Roswell, LLC, VTR Lovelace MC & Rehab, LLC, VTR Hillcrest Claremore, LLC and VTR Baptist SA, LLC, each a Delaware limited liability company (individually and collectively, “Landlord”); the entities listed on Schedule 1 attached hereto (individually and collectively, “Tenant”); and ARDENT HEALTH PARTNERS, LLC, a Delaware limited liability company, f/k/a EGI-AM Holdings, L.L.C., ARDENT LEGACY HOLDINGS, LLC, a Delaware limited liability company, AHS LEGACY OPERATIONS, LLC, a Delaware limited liability company, AHP HEALTH PARTNERS, INC., a Delaware corporation and ARDENT LEGACY ACQUISITIONS, INC., a Delaware corporation (individually and collectively, “Guarantor”).

R E C I T A L S

A. Landlord and Tenant are parties to that certain Master Lease, dated as of August 4, 2015, as amended by that certain First Amendment to Master Lease, dated as of March 6, 2017 (as amended, the “Master Lease”), pursuant to which, among other things, Landlord leases to Tenant the “Premises” described therein. Initially capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Master Lease.

B. Pursuant to that certain Guaranty of Master Lease, dated as of August 4, 2015 (as amended, the “Guaranty”), Guarantor, among other things, guaranteed to Landlord the performance by Tenant of its obligations under the Master Lease.

C. Ardent LHP Hospital Group, Inc. (the “Purchaser”), Ardent Sub, Inc. (the “Merger Sub”), LHP Hospital Group, Inc., a Delaware corporation (the “Company”), Legacy Hospital Partners (Holdings), L.P., a Delaware limited partnership and Ardent Health Partners, LLC, a Delaware limited liability company anticipate entering into an Agreement and Plan of Merger, whereby the Company, Purchaser and Merger Sub intend to effect a merger of Merger Sub with and into the Company (the “Merger Transaction”).

D. It is contemplated that, in connection with the consummation of the Merger Transaction, Ventas, Inc. (“Ventas”) and/or its affiliates intends to provide, subject to the terms and conditions of that certain Commitment Letter, dated as of October 4, 2016, to Purchaser from Ventas (“Commitment Letter”), up to $760 million in senior secured credit facilities (the “Credit Facilities” together with the Merger Transaction, the “Transaction”), all as more particularly described in the Commitment Letter.

E. In connection with the Transaction, Tenant and Guarantor have requested that Landlord consent to certain matters with respect to the Master Lease and Guaranty.

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F. In accordance with the terms and conditions set forth in this Amendment, Landlord is willing to consent to such matters.

G. In connection therewith, each of the entities comprising Guarantor has agreed to reaffirm to Landlord its respective obligations under the Guaranty notwithstanding the modification of the Master Lease and Guaranty set forth in this Amendment.

A G R E E M E N T

NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the date hereof, the parties hereto agree as follows:

1. Modifications to Master Lease and Guaranty.

(a) Notwithstanding the restrictions in the first sentence of Section 5.12.3 of the Master Lease, Landlord hereby consents to a one-time direct or indirect distribution by Tenant to Guarantor, the proceeds of which shall be used to pay a portion of the consideration payable in connection with the consummation of the Merger Transaction (“Acquisition Payment”); provided, that nothing herein shall be deemed to constitute a waiver of the terms of the second and third sentences of Section 5.12.3 of the Master Lease and the Acquisition Payment shall not consist of monies constituting the Statutory Cash Balance or the Contractual Cash Balance, if any, each as defined in that certain Purchase and Sale Agreement, dated as of July 3, 2015 by and among Ardent Medical Services, Inc., AHS NEWCO 14, LLC, AHS New Mexico Holdings, Inc., Ardent Legacy Acquisitions, Inc. and Ventas, Inc. Consent to the Acquisition Payment shall not be deemed to be a waiver by Landlord of other consent rights it may have under the Master Lease or any other agreements with respect to other, future or successive payments.

(b) Notwithstanding the restrictions in Section 11.1 of the Master Lease and Section 9.4 of the Guaranty, Landlord hereby consents to the reorganization of Guarantor and certain of its affiliates substantially in accordance with the organizational steps as further described on Exhibit A attached hereto (“Steps Plan”) and the other guaranties and pledges of assets contemplated in the Commitment Letter. For the avoidance of doubt, in no event shall at any time (i) any Borrower (as defined in the Commitment Letter) own, directly or indirectly, any equity interest or other investment in Ardent Legacy Holdings, LLC or any of its subsidiaries or (ii) any Borrower be owned, directly or indirectly, by Ardent Legacy Holdings, LLC or any of its subsidiaries. In addition, each of Borrower and Holdings (as defined in the Commitment Letter) shall at all times be a corporation for federal income tax purposes, and Ardent Legacy Holdings, Inc. may only convert to a limited liability company after its equity interests have been contributed to Holdings and only for so long as Ardent Legacy Acquisitions, Inc. remains a corporation and continues to be the indirect owner of each Tenant under the Master Lease.

(c) Section 5.17(c)(i) of the Master Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:

(i) has a principal amount of less than $10,000,000 individually and the aggregate amount of principal for Funded Indebtedness that are not subject to a Relative Rights Agreement at the time of such incurrence is less than $25,000,000

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(d) Section 2.6(c)(i) of the Guaranty is hereby deleted in its entirety and the following is inserted in lieu thereof:

(i) has a principal amount of less than $10,000,000 individually and the aggregate amount of principal for Funded Indebtedness that are not subject to a Relative Rights Agreement at the time of such incurrence is less than $25,000,000

(e) The definition of Ardent Party in Exhibit A of the Master Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Ardent Party” (x) solely for purposes of Sections 8.1.3.4, 8.1.5 and 8.1.8 (with respect to the use of “Ardent Party” in the definition of “Tenant Related Party” as the same appears in Sections 8.1.3.4, 8.1.5 and 8.1.8) means, Guarantor, and each direct or indirect wholly owned subsidiary of Ardent Legacy Holdings, LLC and (y) for all other purposes, means, Guarantor and each direct or indirect wholly owned subsidiary thereof.

(f) The definitions of Consolidated EBITDAR and Consolidated Fixed Charges in Exhibit A of the Master Lease are each hereby deleted in their entirety and the following is inserted in lieu thereof:

“Consolidated EBITDAR” shall mean, for any period (without duplication), for any Person and, if applicable, its Consolidated Subsidiaries, an amount equal to Consolidated Net Income for such Person(s) for such period, plus, to the extent deducted in calculating Consolidated Net Income for such period, (a) (i) Consolidated Interest Expenses of such Person(s) for such period, (ii) the amount of federal, state, local and foreign income taxes paid or payable by such Person(s) for such period, (iii) the amount of depreciation and amortization expense accounted for by such Person(s) for such period, (iv) Rent Expense (but, for purposes of calculating the Portfolio Coverage Ratio only, Rent Expense shall include only Minimum Rent) incurred by such Person(s) for such period, (v) any non-recurring or extraordinary fees, charges and cash expenses made or incurred by such Person(s) in connection with the transactions contemplated by the Master Lease, (vi) any non-recurring fees, charges and cash expenses made or incurred in connection with acquisitions and dispositions (consummated or not) in an amount that does not exceed $5,000,000 in any rolling 12-month period and, with respect to any amount in excess of such $5,000,000, as is reasonably acceptable to Ventas and in such amount as is reasonably acceptable to Ventas, (vii) any non-cash impairment charges incurred by such Person(s) for such period (except to the extent that such charges relate to a cash payment in a

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future period), (viii) any other non-cash charges incurred by such Person(s) for such period (except to the extent that such charges relate to a cash payment in a future period) as are reasonably acceptable to Ventas and in such amounts as are reasonably acceptable to Ventas, (ix) expenses and charges related to prior periods, (x) non-recurring extraordinary cash expenses in respect of severance payments and other costs associated with any restructuring of Tenant, (xi) only with respect to Consolidated EBITDAR accrued during the fiscal years 2017 and 2018 operating and capital expenditures in respect of the IT conversion, (xii) any non-recurring fees, charges and cash expenses made or incurred in connection with the Transaction (as defined in that certain Amendment to Master Lease and Guaranty Of Master Lease, dated as of March 13, 2017, herein referred to as the “Master Lease Amendment”), (xiii) any fees and expenses and non-cash mark-to-market losses relating to any Swap Contracts and (xiv) without duplication, the amount of any factually supportable “run rate” cost savings, operating expense reductions and synergies projected by Tenant reasonably and in good faith to be realized as a result of the Acquisition (which cost savings, operating expense reductions and synergies shall be added to Consolidated EBITDAR until fully realized and calculated on a Pro Forma Basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of the relevant period), net of the amount of actual benefits realized from such actions; provided that such cost savings, operating expense reductions, operating enhancements, other operating improvements and synergies are reasonably identifiable and factually supportable; provided that the amounts increasing Consolidated EBITDAR pursuant to this clause (b) shall not exceed (x) $20 million for any period up to the first anniversary of the Closing Date, (y) $10 million for any period following the first anniversary of the Closing Date and up to the second anniversary of the Closing Date and (z) $0 for any period following the second anniversary of the Closing Date and minus (b) (i) non-recurring or extraordinary gains from the disposition of assets recognized by such Person(s) in such period and (ii) non-cash items increasing such Consolidated Net Income for such period (other than accrual of income in the ordinary course of business) and (iii) interest income for such period. Notwithstanding the foregoing, Consolidated EBITDAR for the fiscal quarters ending June 30, 2016, September 30 2016, December 31, 2016 and March 31, 2017, respectively, shall be as set forth on Schedule 1.01(e).

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“Consolidated Fixed Charges” means, with reference to any period, the sum of (a) the aggregate amount of scheduled and mandatory amortization of Funded Indebtedness (but without duplication) during such period, but excluding amounts paid in connection with any mandatory excess cash flow provisions plus (b) Consolidated Interest Expense paid for such period, plus (c) the aggregate amount of federal, state, local and foreign income taxes paid for such period, plus (d) Rent Expense for such period, plus (e) any obligations paid in respect of Earn-Out Obligations, all calculated for such period for the Guarantor and its Consolidated Subsidiaries, plus (f) Restricted Payments paid in cash and any payments in cash on account of Funded Indebtedness that has been contractually subordinated in right of payment to the obligations under this Lease if such payment is not permitted at such time under the terms of subordination. With respect to any Restricted Payments described in clause (f), if any portion of a cash payment was not a Restricted Payment (i.e., a portion of the payment could have been made notwithstanding the restriction) and some portion of the cash payment was a Restricted Payment, the amount added shall be only that portion that is in fact a Restricted Payment. Notwithstanding the foregoing, Consolidated Fixed Charges for the fiscal quarters ending June 30, 2016, September 30 2016, December 31, 2016 and March 31, 2017, respectively, shall be as set forth on Schedule 1.01(e).

(g) Section 17.13.1 of the Master Lease is hereby amended to delete the words “Pursuant to the terms and conditions set forth in that certain Right of First Offer/Refusal Agreement of even date herewith among the parties (the “Right of First Offer/Refusal Agreement”),”.

(h) Section 17.13.2 of the Master Lease is hereby amended to delete the words “Pursuant to the terms and conditions set forth in that certain Right of First Offer/Refusal Agreement,”.

(i) Section 1 of Exhibit G of the Master Lease is hereby amended to delete the words “without complying with the terms and provisions of the Right of First Offer/Refusal Agreement to the extent applicable”.

(j) Tenant, Landlord and Guarantor hereby agree that (i) AHS Legacy Operations, LLC (“AHS Legacy”) was inadvertently omitted as a “guarantor” under the Guaranty and (ii) AHP Health Partners, Inc. will become a “guarantor” under the Guaranty. As such, Tenant, Landlord and Guarantor agree that: (a) the definition of Guarantor in Exhibit A of the Master Lease is hereby amended to add “AHS Legacy Operations, LLC, a Delaware limited liability company, AHP Health Partners, Inc., a Delaware corporation,” prior to the words “EGI-AM Holdings, L.L.C.” and (b) AHS Legacy and AHP Health Partners, Inc. are hereby added to the definition of Guarantor in the Guaranty. AHS Legacy and AHP Health Partners, Inc. each hereby (i) from the Effective Date of the Master Lease, acknowledge and affirm each of their obligations under the Guaranty and all documents executed by Guarantor in connection therewith, and (ii) expressly agree to the terms and conditions of the Master Lease as a Guarantor thereunder.

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(k) The definition of Consolidated Guarantor Fixed Charge Coverage Ratio in Exhibit A of the Master Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Consolidated Guarantor Fixed Charge Coverage Ratio” shall mean the ratio of (a) Consolidated EBITDAR of the Guarantor and its Consolidated Subsidiaries for the period of the four fiscal quarters most recently ended to (b) the sum of Consolidated Fixed Charges for such period. For purposes of computing the Guarantor Coverage Ratio, Consolidated EBITDAR and Consolidated Fixed Charges shall be adjusted on a Pro Forma Basis for any Specified Transactions occurring during each fiscal quarter. Notwithstanding anything to the contrary, for purposes of calculating the Consolidated Guarantor Fixed Charge Coverage Ratio during the first Lease Year, the aggregate amount of Taxes paid during a quarter in such Lease Year shall not exceed $3,750,000 regardless of the actual amount of such Taxes paid during such quarter.

(l) The definition of Consolidated Guarantor Leverage Ratio in Exhibit A of the Master Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Consolidated Guarantor Leverage Ratio” shall mean, as of any date of determination, the ratio of (a) the sum of (i) Consolidated Guarantor Funded Indebtedness as of such date plus (ii) an amount equal to the sum of the annual rent payments under leases other than Capital Leases or Synthetic Leases of the Guarantor and its Consolidated Subsidiaries times 8.0, minus (iii) solely to the extent that on such date the Outstanding Amount (as defined in the Revolving Credit Agreement) is $0.00 and the full amount of the Revolving Credit Facility is undrawn, unrestricted cash and Cash Equivalents held by the Guarantor and its Consolidated Subsidiaries on such date in an aggregate amount not to exceed $25,000,000, to (b) Consolidated EBITDAR for the Guarantor and its Consolidated Subsidiaries for the period of the four fiscal quarters most recently ended. For purposes of calculating the foregoing ratio, Specified Transactions that have occurred during such period shall be included on a Pro Forma Basis.

(m) The definition of Consolidated Net Income in Exhibit A of the Master Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Consolidated Net Income” shall mean, for any period, for any Person and its Consolidated Subsidiaries, the net income from continuing operations of such Person and its Consolidated Subsidiaries (excluding extraordinary gains and extraordinary losses) for that period; provided that there shall be excluded from such determination of net income or loss (a) any income (or loss) of any Person that is accounted for by the equity method or non-

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controlling interest method of accounting, but any such income so excluded shall be included in such period or any later period to the extent any cash or Cash Equivalents paid as dividends or other similar distributions in the relevant period to such Person and its Consolidated Subsidiaries, (b) adjustments for straight-line rent accounting, (c) income or loss of a Person accrued prior to the date it becomes a Consolidated Subsidiary or is merged or consolidated with or such Person’s assets are acquired by Guarantor or any of its Consolidated Subsidiaries and (d) any after tax gains or losses attributable to sales of non-current assets out of the ordinary course of business and write-downs of non-current assets in anticipation of losses to the extent they have decreased net income. For the avoidance of doubt, “Consolidated Net Income” shall not include any net income allocable to minority interests in any subsidiaries held by any Person not directly or indirectly owned by a Guarantor and/or allocable to any Physician Group (except with respect to Physician Groups to the extent received in cash by a Loan Party (as such term is defined in that certain Credit Agreement, dated as of March 13, 2017, among LHP Hospital Group, Inc., a Delaware corporation, and Ardent LHP Hospital Group, Inc., a Delaware corporation, collectively as Borrowers, Ardent Health Partners, LLC, a Delaware limited liability company, AHP Health Partners, Inc., a Delaware corporation, the Guarantors defined therein, the Lenders defined therein, and VTR Lonestar, LLC)). For purposes hereof, continuing operations of a Person shall exclude any divested operations of such Person and include all Specified Transactions on a Pro Forma Basis.

(n) The following definitions shall be inserted in Exhibit A of the Master Lease:

“Acquisition” shall mean the indirect acquisition of all of the capital stock of LHP Hospital Group, Inc. by Ardent Health Partners, LLC pursuant to that certain Agreement and Plan of Merger (as amended, restated, supplemented or otherwise modified from time to time prior to the effectiveness of the Master Lease Amendment), dated as of October 4, 2016, by and among, Ardent LHP Hospital Group, Inc., Ardent Sub, Inc., LHP Hospital Group, Inc., Legacy Hospital Partners (Holdings), L.P., and, only for certain limited purposes, Ardent Health Partners, LLC.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions,

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floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Revolving Credit Facility” means that certain senior secured revolving credit facility in an aggregate principal amount of up to $60 million made pursuant to that certain credit agreement among Ardent LHP Hospital Group, Inc., as borrower, Ardent Health Partners, LLC and any of its subsidiaries that are party thereto, and Ventas, Inc. (or an affiliate thereof) as lender entered into substantially concurrently with the Acquisition.

“Physician Groups” means MPV New Jersey MD Services, P.C., and any other similar professional corporation, limited liability company, partnership or other entity that provides or arranges medical services in a state that only permits the equity interests of such entity to be held by one or more licensed physicians or licensed professionals or professional entities.

(o) The definition of Funded Indebtedness in Exhibit A of the Master Lease is hereby amended to replace the word “Tenant” with the word “Guarantor”, in each instance.

(p) Any references to “EGI-AM Holdings, L.L.C” in the Master Lease and the Guaranty shall be deleted in their entirety and replaced with “Ardent Health Partners, LLC, a Delaware limited liability company, f/k/a EGI-AM Holdings, L.L.C.”.

(q) The Master Lease is hereby amended to include Schedule 1.01(e) as a schedule thereto, to read as set forth on the Schedule set forth in Annex I hereto.

2. Reaffirmation of Obligations.

(a) Notwithstanding the amendments to the Master Lease and Guaranty contained herein, Tenant and Landlord each hereby acknowledges and reaffirms its respective obligations under the Master Lease and all other documents executed by such party in connection therewith.

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(b) Notwithstanding the amendments to the Master Lease contained herein, each of the parties comprising Guarantor hereby acknowledges and reaffirms its respective obligations under the Guaranty and all documents executed by such Guarantor in connection therewith, and further agrees that any reference made in the Guaranty to the Master Lease or any terms or conditions contained therein shall mean such Master Lease or such terms or conditions as modified by this Amendment.

3. Interpretation. This Amendment shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning.

4. Further Instruments. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Amendment.

5. Incorporation of Recitals. The Recitals to this Amendment are incorporated hereby by reference.

6. Counterparts. This Amendment may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Any such facsimile documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.

7. Attorneys’ Fees. Sections 4.2.4.3 and 17.1 of the Master Lease are hereby incorporated by reference.

8. Effect of Amendment. Except as specifically amended pursuant to the terms of this Amendment, the terms and conditions of the Master Lease and the Guaranty shall remain unmodified and in full force and effect. In the event of any inconsistencies between the terms of this Amendment and any terms of the Master Lease and the Guaranty, the terms of this Amendment shall govern and prevail.

9. Entire Agreement. This Amendment contains the entire agreement between the parties relating to the subject matters contained herein. Any oral representations or statements concerning the subject matters herein shall be of no force or effect.

10. Governing Law. Section 17.10 of the Master Lease is hereby incorporated by reference.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

TENANT:
AHS HILLCREST MEDICAL CENTER, LLC,
a Delaware limited liability company
By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive Vice President & Genera1 Counsel
AHS SOUTHCREST HOSPITAL, LLC,
a Delaware limited liability company
By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive Vice President & Genera1 Counsel
AHS TULSA HOLDINGS, LLC,
a Delaware limited liability company
By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive Vice President & Genera1 Counsel
RV PROPERTIES, LLC,
a Delaware limited liability company
By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive Vice President & General Counsel
AHS OKLAHOMA PHYSICIAN GROUP, LLC,
a Delaware limited liability company
By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive Vice President & General Counsel

BAILEY MEDICAL CENTER, LLC,
a Delaware limited liability company
By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive Vice President and General Counsel
AHS CLAREMORE REGIONAL HOSPITAL, LLC, a Delaware limited liability company
By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive Vice President and General Counsel
LOVELACE HEALTH SYSTEM, INC., a New Mexico corporation
By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive Vice President and General Counsel
SOUTHWEST MEDICAL ASSOCIATES, LLC, a New Mexico limited liability company
By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive Vice President and General Counsel
BSA HOSPITAL, LLC, a Texas limited liability company
By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive Vice President and General Counsel

GUARANTOR:
ARDENT HEALTH PARTNERS, LLC, a Delaware limited liability company, f/k/a EGI-AM Holdings, L.L.C.
By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive Vice President and General Counsel
ARDENT LEGACY HOLDINGS, LLC, a Delaware limited liability company
By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive Vice President and General Counsel
ARDENT LEGACY ACQUISITIONS, INC., a Delaware corporation
By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive Vice President and General Counsel
AHS LEGACY OPERATIONS, LLC, a Delaware limited liability company
By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive Vice President and General Counsel

AHP HEALTH PARTNERS, INC., a Delaware corporation
By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive Vice President, General Counsel and Secretary

LANDLORD:
VTR HILLCREST MC TULSA, LLC, a Delaware limited liability company
By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President and Treasurer
VTR HILLCREST HS TULSA, LLC, a Delaware limited liability company
By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President and Treasurer
VTR BAILEY MC, LLC, a Delaware limited liability company
By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President and Treasurer
VTR HEART HOSPITAL, LLC, a Delaware limited liability company
By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President and Treasurer
VTR LOVELACE WH, LLC, a Delaware limited liability company
By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President and Treasurer

VTR LOVELACE WESTSIDE, LLC, a Delaware limited liability company
By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President and Treasurer
VTR HILLCREST CLAREMORE, LLC, a Delaware limited liability company
By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President and Treasurer
VTR BAPTIST SA, LLC, a Delaware limited liability company
By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President and Treasurer
VTR LOVELACE ROSWELL, LLC, a Delaware limited liability company
By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President and Treasurer
VTR LOVELACE MC & REHAB, LLC, a Delaware limited liability company
By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President and Treasurer

SCHEDULE 1

LIST OF TENANTS

AHS HILLCREST MEDICAL CENTER, LLC, a Delaware limited liability company

AHS SOUTHCREST HOSPITAL, LLC, a Delaware limited liability company

AHS TULSA HOLDINGS, LLC, a Delaware limited liability company

RV PROPERTIES, LLC, a Delaware limited liability company

AHS OKLAHOMA PHYSICIAN GROUP, LLC, a Delaware limited liability company

BAILEY MEDICAL CENTER, LLC, a Delaware limited liability company

AHS CLAREMORE REGIONAL HOSPITAL, LLC, a Delaware limited liability company

LOVELACE HEALTH SYSTEM, INC., a New Mexico corporation

SOUTHWEST MEDICAL ASSOCIATES, LLC, a New Mexico limited liability company

BSA HOSPITAL, LLC, a Texas limited liability company

EXHIBIT A

STEPS CHART

Current Structure

MANAGEMENT
EGI – AM INVESTMENTS, L.L.C.
VENTAS REIT
~7.6%
~87.5%
~4.9%
ARDENT HEALTH PARTNERS, LLC (f/k/a EGI – AM Holdings, L.L.C.)
~5%
~95%
ARDENT LEGACY HOLDINGS, INC.
[EXISTING ARDENT ORG STRUCTURE]

SIDLEY AUSTIN LLP – DRAFT – FEBRUARY 2, 2017	1

Formation of Entities

1.	Ardent Health Partners, LLC forms
Borrower (Ardent LHP Hospital Group,
Inc., a Delaware corporation)
2.	Borrower forms Merger Sub (Ardent Sub,
Inc., a Delaware corporation)

SIDLEY AUSTIN LLP	2

Immediately Prior to Signing/Restructuring

MANAGEMENT
EGI – AM INVESTMENTS, L.L.C.
VENTAS REIT
~7.6%
~87.5%
~4.9%
ARDENT HEALTH PARTNERS, LLC (f/k/a EGI – AM Holdings, L.L.C.)
~5%
~95%
100%
ARDENT LEGACY HOLDINGS, INC.
ARDENT LHP HOSPITAL GROUP, INC.
100%
ARDENT SUB, INC.
[EXISTING ARDENT ORG STRUCTURE]

SIDLEY AUSTIN LLP	3

The Restructuring

1. AHP Health Partners, Inc. is formed as a Delaware corporation.

2. Ardent Health Partners, LLC and Ventas REIT contribute their stock in Ardent Legacy Holdings, Inc. to AHP Health Partners, Inc. (a to-be-formed entity) in exchange for equity in AHP Health Partners, Inc. Ardent Legacy Holdings, Inc. becomes a direct wholly owned subsidiary of AHP Health Partners, Inc.

3. Ardent Legacy Holdings, Inc. converts to a Delaware limited liability company.

4. After step 3 is completed, Ardent Health Partners, LLC assigns stock in Ardent LHP Hospital Group, Inc. to AHP Health Partners, Inc.

MANAGEMENT
EGI – AM INVESTMENTS, L.L.C.
VENTAS REIT
~7.6%
~87.5%
~4.9%
ARDENT HEALTH PARTNERS, LLC (f/k/a EGI – AM Holdings, L.L.C.)
Contribution of ALH Stock
Contribution of ALH Stock
Issuance of equity in AHP Health Partners, Inc.
Issuance of equity in AHP Health Partners, Inc.
AHP HEALTH PARTNERS, INC. (a to-be-formed entity)
100%
ARDENT LHP HOSPITAL GROUP, INC.
100%
ARDENT SUB, INC.
ARDENT LEGACY HOLDINGS, INC.
(converts to LLC)
[EXISTING ARDENT ORG STRUCTURE]

SIDLEY AUSTIN LLP	4

Immediately After the Restructuring and Prior to the Closing

MANAGEMENT
EGI – AM INVESTMENTS, L.L.C.
VENTAS REIT
~7.6%
~87.5%
~4.9%
ARDENT HEALTH PARTNERS, LLC
~5%
AHP HEALTH PARTNERS, INC.
ARDENT LEGACY HOLDINGS, LLC
[EXISTING ARDENT ORG STRUCTURE]
ARDENT LHP HOSPITAL GROUP, INC.
ARDENT SUB, INC.

SIDLEY AUSTIN LLP	5

Acquisition Structure - Steps One and Two

1. Ardent Health Partners, LLC funds equity commitment to AHP Health Partners, Inc., which in turn provides equity funding to Ardent LHP Hospital Group, Inc.

2. Ardent LHP Hospital Group, Inc. enters into term loan facility; debt is funded to Ardent LHP Hospital Group, Inc. Facility will be guaranteed by AHP Health Partners, Inc., Ardent Health Partners, LLC and all existing and future direct and indirect subsidiaries of Ardent LHP Hospital Group, Inc. (subject to mutually agreed exceptions).

3. Ardent LHP Hospital Group, Inc. pays cash consideration to LHP Hospital Group's stockholders (with certain portions going to pay off existing LHP debt, fund escrow accounts and pay LHP's transaction expenses).

4. LHP Hospital Group, Inc. merges with Ardent Sub, Inc. with LHP Hospital Group, Inc. surviving the merger as a wholly owned subsidiary of Ardent LHP Hospital Group, Inc.

MANAGEMENT
EGI – AM INVESTMENTS, L.L.C.
VENTAS REIT
ARDENT HEALTH PARTNERS, LLC
Equity Contribution
AHP HEALTH PARTNERS, INC.
Equity Contribution
ARDENT LEGACY HOLDINGS, LLC
ARDENT LHP HOSPITAL GROUP, INC.
Lender
Debt Financing
[EXISTING ARDENT ORG STRUCTURE]
ARDENT SUB, INC.

SIDLEY AUSTIN LLP	6

Acquisition Structure - Steps Three and Four

1. Ardent Health Partners, LLC funds equity commitment to AHP Health Partners, Inc., which in turn provides equity funding to Ardent LHP Hospital Group, Inc.

2. Ardent LHP Hospital Group, Inc. enters into term loan facility; debt is funded to Ardent LHP Hospital Group, Inc. Facility will be guaranteed by AHP Health Partners, Inc., Ardent Health Partners, LLC and all existing and future direct and indirect subsidiaries of Ardent LHP Hospital Group, Inc. (subject to mutually agreed exceptions).

3. Ardent LHP Hospital Group, Inc. pays cash consideration to LHP Hospital Group's stockholders (with certain portions going to pay off existing LHP debt, fund escrow accounts and pay LHP's transaction expenses).

4. LHP Hospital Group, Inc. merges with Ardent Sub, Inc., with LHP Hospital Group, Inc. surviving the merger as a wholly owned subsidiary of Ardent LHP Hospital Group, Inc.

MANAGEMENT
EGI – AM INVESTMENTS, L.L.C.
VENTAS REIT
ARDENT HEALTH PARTNERS, LLC
AHP HEALTH PARTNERS, INC.
ARDENT LEGACY HOLDINGS, LLC
ARDENT LHP HOSPITAL GROUP, INC.
Cash Consideration
LHP Stockholders
[EXISTING ARDENT ORG STRUCTURE]
ARDENT SUB, INC.
Merger
LHP HOSPITAL GROUP, INC.
[EXISTING LHP ORG STRUCTURE]

SIDLEY AUSTIN LLP	7

Immediately After the Closing

* Denotes guarantor
MANAGEMENT
EGI – AM INVESTMENTS, L.L.C.
VENTAS REIT
~7.6%
~87.5%
~4.9%
ARDENT HEALTH PARTNERS, LLC*
% TBD
% TBD
AHP HEALTH PARTNERS, INC.*
ARDENT LEGACY HOLDINGS, LLC
ARDENT LHP HOSPITAL GROUP, INC.
LHP HOSPITAL GROUP, INC.*
[EXISTING ARDENT ORG STRUCTURE]
[EXISTING LHP ORG STRUCTURE*]

SIDLEY AUSTIN LLP	8

LHP Structure Immediately Following Closing

SIDLEY AUSTIN LLP	9

Post-Closing Contribution

Immediately following the closing:

1) LHP Operations Co., LLC forms 5 holding LLCs (SPVs);
2) LHP Operations Co., LLC contributes its interest in 5 of the JVs to the 5 SPVs.

AHP HEALTH PARTNERS, INC.
ARDENT LHP HOSPITAL GROUP, INC.
LHP HOSPITAL GROUP, INC.
LHP OPERATIONS CO., LLC
Equity Contribution
LHP SHERMAN/ GRAYSON, LLC
49.9%
Sherman/ Grayson Health System, LLC
SPV 1
SPV 2
SPV 3
SPV 4
SPV 5
LHP POCATELLO, LLC
77%
Pocatello Health System, LLC
LHP HH/ KILLEEN, LLC
80%
HH/Killeen Health System, LLC
LHP PASCACK VALLEY, LLC
65%
Pascack Valley Health System, LLC
LHP BAY COUNTY, LLC
80%
Bay County Health System, LLC
LHP MONTCLAIR, LLC
80%
Montclair Health System, LLC

SIDLEY AUSTIN LLP	10

Immediately After Post-Closing Contribution

•Denotes guarantor
†Denotes bankruptcy remote entity with independent directors
MANAGEMENT
EGI – AM INVESTMENTS, L.L.C.
VENTAS REIT
~7.6%
~87.5%
~4.9%
ARDENT HEALTH PARTNERS, LLC*
% TBD
% TBD
AHP HEALTH PARTNERS, INC.*
ARDENT LEGACY HOLDINGS, LLC
ARDENT LEGACY ACQUISITIONS, INC.
AHS LEGACY OPERATIONS LLC
ARDENT LHP HOSPITAL GROUP, INC.
LHP HOSPITAL GROUP, INC.*
LHP OPERATIONS CO., LLC*
LHP SHERMAN/ GRAYSON, LLC
49.9%
Sherman/ Grayson Health System, LLC
SPV 1*†
SPV 2*†
SPV 3*†
SPV 4*†
SPV 5*†
LHP POCATELLO, LLC*
LHP HH/ KILLEEN, LLC*
LHP PASCACK VALLEY, LLC*
LHP BAY COUNTY, LLC*
LHP MONTCLAIR, LLC*
77%
80%
65%
80%
80%
Pocatello Health System, LLC
HH/Killeen Health System, LLC
Pascack Valley Health System, LLC
Bay County Health System, LLC
Montclair Health System, LLC

SIDLEY AUSTIN LLP	11

ANNEX I

(attached)

Schedule 1.01(e)

Consolidated EBITDAR and Consolidated Fixed Charges

Consolidated EBITDAR for the fiscal quarters ending:

June 30, 2016	$107,964,000
September 30, 2016	$101,255,000
December 31, 2016	$110,888,000
March 31, 2017	Consolidated EBITDAR to be calculated in a manner consistent with the calculation of Consolidated EBITDAR for the preceding periods (including addbacks with respect to “run rate” cost savings, operating expense reductions and synergies)

Consolidated Fixed Charges for the fiscal quarters ending:

June 30, 2016	$71,037,000
September 30, 2016	$66,150,000
December 31, 2016	$72,091,000
March 31, 2017	Consolidated Fixed Charges to be calculated in a manner consistent with the calculation of Consolidated Fixed Charges for the preceding periods